================================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              __________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES ACT OF 1934



       Date of Report (Date of Earliest Event Reported) JANUARY 4, 1996


                            STERLING SOFTWARE, INC.
              (Exact Name of Registrant as Specified in Charter)



   DELAWARE                         1-8465                      75-1873956
  (State of                      (Commission                  (IRS Employer
incorporation)                   File Number)               Identification No.)



       8080 NORTH CENTRAL EXPRESSWAY, SUITE 1100, DALLAS, TEXAS    75206
              (Address of Principal Executive Offices)           (Zip Code)

      Registrant's telephone number, including area code:  (214) 891-8600







================================================================================

ITEM 5.  OTHER EVENTS

     As previously disclosed in Sterling Software, Inc.'s ("Sterling Software") Annual Report on Form 10-K for the fiscal year ended September 30, 1995, on October 25, 1995, Sterling Software entered into settlement agreements to resolve two shareholder class action lawsuits pending against KnowledgeWare, Inc. ("KnowledgeWare") -- In re: KnowledgeWare, Inc. Shareholder Litigation,
                          -------------------------------------------------
Master File No. 1:92-CV-1651-JTC ("KnowledgeWare I"), and In re: KnowledgeWare,
                                                          ---------------------
Inc., Civil Action File No. 1:94-CV-2301-MHS ("KnowledgeWare II").  Consummation
----
of the settlement agreements was subject to final court approval. On January 4, 1996, the United States District Court for the Northern District of Georgia, Atlanta Division (the "Court"), granted final approval to the settlement of KnowledgeWare II. On the same day, the Court also granted final approval to the settlement of KnowledgeWare I.

     In addition, Sterling Software has entered into settlement agreements to resolve several other lawsuits pending against KnowledgeWare in connection with KnowledgeWare's restatement of its financial results for the first three quarters of its 1994 fiscal year, its financial results for its full 1994 fiscal year, and other alleged events. On December 19, 1995, Sterling Software entered into a settlement agreement to resolve three lawsuits pending in the United States District Court for the District of Minnesota, Fourth Division (collectively, the "Minnesota Actions"):

     Klein v. KnowledgeWare, Inc., United States District Court, District of
     ----------------------------
     Minnesota, Fourth Division; Civil Action File No. 4-95-CV-226;

     Klein v. KnowledgeWare, Inc., United States District Court, District of
     ----------------------------
     Minnesota, Fourth Division; Civil Action File No. 4-95-CV-227; and

     Compass Investors v. KnowledgeWare, Inc., United States District Court,
     ----------------------------------------
     District of Minnesota, Fourth Division; Civil Action File No. 4-95-CV-439.

On December 26, 1995 Sterling Software entered into a settlement agreement to resolve two lawsuits pending in the United States District Court for the Southern District of Iowa, Central Division (collectively, the "Iowa Actions"):

     Ecta Corporation v. KnowledgeWare, Inc., United States District Court,
     ---------------------------------------
     Southern District of Iowa, Central Division; Civil Action File No. 4-94-CV-80587 (the "Ecta Suit"); and
                 ----

     Caussade v. KnowledgeWare, Inc., United States District Court, Southern
     -------------------------------
     District of Iowa, Central Division; Civil Action File No. 4-95-CV-80301.

As part of the settlement of the Iowa Actions, Sterling Software will satisfy all remaining payment obligations with respect to the assets purchased by KnowledgeWare from the plaintiffs in the Ecta suit, including product royalty
                                         ----
obligations.

     Unless appeals are filed in the actions described above, upon final consummation of the settlements, all pending private civil actions against KnowledgeWare filed in connection with KnowledgeWare's restatement of its financial results for the first three quarters of its 1994 fiscal year and its financial results for its full 1994 fiscal year will have been resolved. The Securities and Exchange Commission continues its formal investigation.

     Sterling Software's management believes that, after giving effect both to Sterling Software's right to indemnification from the escrow established in connection with Sterling Software's acquisition of KnowledgeWare and to applicable reserves, the ultimate resolution of these actions does not and will not materially affect the financial condition or results of operations of Sterling Software.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STERLING SOFTWARE, INC.


                                By    /s/ JEANNETTE P. MEIER
                                    -----------------------------------------
                                    Jeannette P. Meier
                                    Executive Vice President, Secretary and
                                    General Counsel

Date:  January 12, 1996

                                      -3-